UNTIED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registration [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-12

                           SUN-TIMES MEDIA GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

         Davidson Kempner (as defined in the Definitive Proxy Statement)
         and the Nominees (as defined in the Definitive Proxy Statement)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

         5) Total fee paid:

--------------------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid

--------------------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

         3) Filing Party:

--------------------------------------------------------------------------------

         4) Date Filed:

--------------------------------------------------------------------------------

     On December 24, 2008, Davidson Kempner Capital Management LLC ("DKCM") issued a press release announcing that DKCM had sent a letter (the "Letter") to the holders of shares of Class A Common Stock, par value $0.01 per share, of Sun-Times Media Group Inc. ("Sun-Times") in connection with the solicitation of consents by DKCM and certain of its affiliated entities and persons from Sun-Times shareholders, and including the text of the Letter therein. A copy of the press release is attached hereto as Exhibit 1.

     ***

     Exhibits
     --------

     Exhibit 1  --  Press Release, dated December 24, 2008